UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
⌧	Soliciting Material under §240.14a-12

Frontier Communications Parent, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

The following is a presentation presented at a Listen Live employee meeting of Frontier Communications Parent, Inc. on September 6, 2024.

 Listen  Begins @ 11 a.m. ET  Live  1

 Forward-Looking Statements     In this communication, we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “forecasts,” “hopes,” “intends,” “plans,” “targets” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see our and Frontier’s most recent annual and quarterly reports and other filings filed with the SEC.     Factors which could have an adverse effect on our operations and future prospects include, but are not limited to, the following: risks relating to the proposed transactions, including in respect of the ability to obtain required regulatory approvals and approval by Frontier’s stockholders, and the satisfaction of other closing conditions on a timely basis or at all; unanticipated difficulties and/or expenditures relating to the proposed transactions and any related financing; uncertainties as to the timing of the completion of the proposed transactions; litigation relating to the proposed transactions; the impact of the proposed transactions on each company’s business operations (including the threatened or actual loss of subscribers, employees or suppliers); the inability to obtain, or delays in obtaining cost savings and synergies from the proposed transactions; incurrence of unexpected costs and expenses in connection with the proposed transactions; risks related to changes in the financial, equity and debt markets; and risks related to political, economic and market conditions. In addition, the risks to which Frontier’s business is subject, including those risks set forth in Part I, Item 1A of Frontier’s most recent Annual Report on Form 10-K and its periodic reports filed with the SEC, could adversely affect the proposed transactions and, following the completion of the proposed transactions, our operations and future prospects.     Important Additional Information and Where to Find It     This press release may be deemed to be in solicitation material in respect of the proposed acquisition of Frontier by Verizon. In connection with the proposed transactions, Frontier intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), in preliminary and definitive form, the definitive version of which will be sent or provided to Frontier stockholders. Verizon or Frontier may also file other documents with the SEC regarding the proposed transactions.     This document is not a substitute for the Proxy Statement or any other relevant document which Frontier may file with the SEC. Promptly after filing its definitive Proxy Statement with the SEC, Frontier will mail or provide the definitive Proxy Statement and a proxy card to each Frontier stockholder entitled to vote at the meeting relating to the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (WHEN THEY ARE AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by Frontier or Verizon (when they are available) through the website maintained by the SEC at www.sec.gov, Frontier’s investor relations website at investor.frontier.com or Verizon’s investor relations website at verizon.com/about/investors.     Participants in the Solicitation     Verizon, Frontier and Frontier’s directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of Frontier in connection with the proposed transactions. Information about Frontier’s directors and executive officers is set forth in the Frontier Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2024. To the extent holdings of Frontier’s securities by its directors or executives officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in Frontier’s definitive Proxy Statement relating to the proposed transactions when it is filed by Frontier with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or Frontier’s website at investor.frontier.com.  2

 Listen  Live  with Nick Jeffery, President & CEO  3

 WHY  WHAT  HOW  DigitalSociety  Community   Inclusion  Environment  Accelerate fiber: build & sell  Deepen customer engagement  Digital & cloud first  Reinventthe brand  Revenue growth + cost leadership  Radical simplification + reset culture  We earn   customerloyalty  We get it  done   together   We do what we   say we will do  We create   the future   The Frontier Way  Building Gigabit America™  4

 Access, Perks, Partnership, Service  We power and empowerhow people live, work and play.  Everywhere and Always  Network  5  Verizon’s purpose

Verizon's strategic focus is on core mobility and broadband offerings

Network Reach
Verizon Intelligent Network and One Fiber

Value Segment
TracFone acquisition

Core Mobility
mmWave, C-Band and CBRS spectrum

Core Broadband and Mobility
Launch of 5G Home, myPlan, and myHome

Today – Core Broadband
verizon + FRONTIER
Accelerating Premium Broadband Nationwide

Acquisition of Frontier reinforces Verizon's unique position in mobility + broadband

6

What does it look like to come together?  Verizon   Frontier  25M  fiber passings in  About Frontier  Planned fiber footprint of  10M  homes by 2026 up from > 7M today  Frontier’s NPS is  6x  higher than the  closest cable competitor(1)  Verizon  stores throughout Frontier territory  2.2M  50%+  fiber subscribers  of revenue and  over 25 states(2)  65% of EBITDA  from fiber(2)  Fios experience:  Immediate integration post-close with Verizon’s best-in-class offering  +  31  states + D.C.  =  Note: figures in millions  Source: (1) Frontier second quarter 2024 results press release (2) Frontier second quarter 2024 results investor presentation  7

 What we can achieve  Expands Verizon’s fiber footprint  Extends Verizon’s offerings, choices and experience to Frontier’s customers  Expands our addressable markets for core mobility, streaming, connected home, B2B and SMB  Delivers customer savings and services with premium mobility, home internet, streaming and connected home offerings  Grows and strengthens customer relationships  Combines Frontier’s broadband offering with Verizon’s industry-leading mobile offering  Joint Mobile + Fiber Home customers show increased loyalty  Expected to drive improved subscriber economics in broadband business  ~50%  postpaid mobility churn improvement  1M  Est. joint subscriber opportunity  1) Estimated Verizon wireless subscriptions in Frontier’s footprint  8

 What does this mean for you?   9

 Q&A  10